UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 31, 2008
LIGHTING SCIENCE GROUP CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-20354	23-2596710

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2100 McKinney Avenue, Suite 1515, Dallas, Texas 75201
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (214) 382-3630
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations
Item 1.01. Entry into a Material Definitive Agreement.
Letter Agreements
On December 31, 2008, Lighting Science Group Corporation (the “Company”) entered into letter agreements with two of its law firms, Morrison & Foerster LLP and Haynes and Boone, LLP (the “Letter Agreements”), pursuant to which the Company issued 251,739 shares of the Company’s newly designated Series C Preferred Stock, par value $.001 per share (the “Series C Preferred Stock”), and warrants (the “Warrants”) to purchase 3,776,078 shares of the Company’s Common Stock, par value $.001 per share (“Common Stock”), in satisfaction of all amounts due such firms for legal services rendered in 2008. At the time of executing the Letter Agreements, the Company had previously been advised by such law firms and Pegasus Partners IV, L.P. (“Pegasus IV”) that the law firms and Pegasus IV intended to enter into written agreements whereby the law firms would resell the Series C Preferred Stock and the Warrants to Pegasus IV. As of December 22, 2008, Pegasus IV beneficially owned approximately 66.3% of the Company’s Common Stock. Consequently, the independent directors of the Company reviewed the terms of the Letter Agreement, the Series C Preferred Stock and the Warrants and recommended their approval to the Board of Directors of the Company.
Specifically, (i) 219,582 shares of Series C Preferred Stock and a Warrant to purchase 3,293,725 shares of Common Stock of the Company were issued to Morrison & Foerster LLP in satisfaction of $2,799,666 of legal fees rendered to the Company in 2008 and (ii) 32,157 shares of Series C Preferred Stock and a Warrant to purchase 482,353 shares of Common Stock of the Company were issued to Haynes and Boone, LLP in satisfaction of $410,000 of legal fees rendered to the Company in 2008.
The Warrants to purchase Common Stock are exercisable only following the dissolution, winding-up or change of control of the Company or the repurchase or other acquisition by the Company of all of the Series C Preferred Stock and have an exercise price of $.85 per share. Additionally, the holders of the Warrants will have reasonable registration rights regarding the shares underlying the Warrants to be agreed upon within thirty days following the issuance of the Warrants by the Company and the holders of the Warrants.
Copies of the Letter Agreements and Warrants are attached hereto as Exhibits 10.1, 10.2, 4.2 and 4.3 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference. You are encouraged to read the Letter Agreements and the Warrants for a more complete understanding of their terms. The foregoing description of the Letter Agreements and the Warrants is qualified in its entirety by reference to the full text of the Letter Agreements and the Warrants.
Certificate of Designation
As contemplated by the Letter Agreements, effective as of December 31, 2008, the Company filed the Certificate of Designation of Series C Preferred Stock (the “Certificate of Designation”) with the Secretary of State of the State of Delaware, which establishes the designations, voting powers, preferences, rights and other terms of the Series C Preferred Stock. The Series C Preferred Stock is not convertible and is senior to the Common Stock and pari passu with the 6% Convertible Preferred Stock and the Series B Preferred Stock of the Company. Dividends may be declared and paid on the Series C Preferred Stock as determined by the Board of Directors. Each holder of shares of Series C

Preferred Stock is entitled to 15 votes per share of Series C Preferred Stock held on any matter in which holders of Common Stock may vote. Upon the dissolution, liquidation or deemed change of control of the Company or the repurchase of any shares of Series C Preferred Stock, holders of Series C Preferred Stock would be entitled to a liquidation preference in the amount of the purchase price of the Series C Preferred Stock plus an amount accruing at the rate of 8% per annum on the purchase price.
A copy of the Certificate of Designation is attached hereto as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference. You are encouraged to read the Certificate of Designation for a more complete understanding of its terms. The foregoing description of the Certificate of Designation is qualified in its entirety by reference to the full text of the Certificate of Designation.
Section 3 — Securities and Trading Markets
Item 3.02 Unregistered Sales of Equity Securities.
As disclosed in Item 1.01 above, on December 31, 2008, the Company entered into Letter Agreements with two of the Company’s law firms pursuant to which the Company agreed to issue 251,739 shares of Series C Preferred Stock and grant Warrants to purchase 3,776,078 shares of Common Stock to such law firms.
The issuances of the Series C Preferred Stock and the Warrants were made in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act of 1933, and Rule 506 of Regulation D promulgated thereunder, pursuant to transactions by the Company not involving any public offering.
See also Item 1.01 of this report. The information in Item 1.01 of this report is incorporated in this Item 3.02 by reference.
Item 3.03 Material Modification to Rights of Security Holders
The Series C Preferred Stock ranks senior to the Common Stock. See also Item 1.01 of this report. The information in Item 1.01 of this report is incorporated in this Item 3.03 by reference.
Section 5 — Corporate Governance and Management
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
See Item 1.01 of this report for a description of the Series C Preferred Stock Certificate of Designation adopted by the Board of Directors of the Company. The information in Item 1.01 of this report is incorporated in this Item 5.03 by reference.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Number	Exhibit
4.1	Certificate of Designation of Series C Preferred Stock of Lighting Science Group Corporation (furnished herewith and incorporated herein by reference)

4.2	Warrant to Purchase Common Stock issued December 31, 2008, to Morrison & Foerster LLP (furnished herewith and incorporated herein by reference)

4.3	Warrant to Purchase Common Stock issued December 31, 2008, to Haynes and Boone, LLP (furnished herewith and incorporated herein by reference)

10.1	Letter Agreement dated December 31, 2008, between Lighting Science Group Corporation and Morrison & Foerster LLP (furnished herewith and incorporated herein by reference)

10.2	Letter Agreement dated December 31, 2008, between Lighting Science Group Corporation and Haynes and Boone, LLP (furnished herewith and incorporated herein by reference)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTING SCIENCE GROUP CORPORATION
Date: January 7, 2009	By:	/s/ Stephen Hamilton
		Name:	Stephen Hamilton
		Title:	Vice President – Finance

EXHIBIT INDEX

Number	Exhibit
4.1	Certificate of Designation of Series C Preferred Stock of Lighting Science Group Corporation (furnished herewith and incorporated herein by reference)

4.2	Warrant to Purchase Common Stock issued December 31, 2008, to Morrison & Foerster LLP (furnished herewith and incorporated herein by reference)

4.3	Warrant to Purchase Common Stock issued December 31, 2008, to Haynes and Boone, LLP (furnished herewith and incorporated herein by reference)

10.1	Letter Agreement dated December 31, 2008, between Lighting Science Group Corporation and Morrison & Foerster LLP (furnished herewith and incorporated herein by reference)

10.2	Letter Agreement dated December 31, 2008, between Lighting Science Group Corporation and Haynes and Boone, LLP (furnished herewith and incorporated herein by reference)